Exhibit 10.24

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THE SECURITIES REPRESENTED BY THIS NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT.

NO. 1	US$730,000

TEXOLA ENERGY CORPORATION

6.0% CONVERTIBLE NOTE DUE MARCH 8, 2008

Section 1.      General.

          FOR VALUE RECEIVED, Texola Energy Corporation, a Nevada corporation (the “Company”), hereby promises to pay to the order of Bulstrode International Inc., or its registered assigns (the “Purchaser”), the principal sum of SEVEN HUNDRED THIRTY THOUSAND UNITED STATES DOLLARS (US$730,000), or such lesser amount as shall then equal the outstanding principal amount hereof, together with interest thereon at a rate equal to 6% (the “Interest Rate”) per annum, simple interest computed on the basis of the actual number of days elapsed and a year of 360 days comprised of twelve 30 day months. Unless earlier converted in accordance with Section 4, all unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) March 8, 2008 (the “Maturity Date”) or (ii) when such amounts become due and payable as a result of, and following, an Event of Default in accordance with Section 2. The Company may repay all but not less than all of the principle amount, or principle amount remaining, of this Note, together with all accrued interest thereon with thirty (30) days written notice received by the Purchaser (the “Repayment Notice”). Upon receipt of the Repayment Notice, the Purchaser shall have ten (10) days to convert all but not less than all the principle amount, or principle amount remaining, of this Note by delivering the Conversion Notice (as hereinafter defined), to the Company. Upon expiration of ten (10) days following receipt of the Repayment Notice, the

Purchaser shall lose all right to convert the principle amount, or principle amount remaining, of this Note. Except as otherwise provided herein, all payments required to be made hereunder, if any, shall be made in such coin or currency of the United States as at the time of payment shall be legal tender therein for the payment of public and private debts. Interest shall accrue on the unpaid balance of the principal amount of this Note (without any compounding) from and including the date hereof to, but excluding, the date on which the principal amount of this Note is paid in full (or converted in accordance with Section 4 hereof) and shall be payable on the Maturity Date. The payment of interest shall be payable in Units valued at US$1.00 each as defined in, and in accordance with, section 4(a) hereof. No fractional Units shall be issued upon payment of interest under this Note. Upon payment of interest of this Note at the Maturity Date or when such interest becomes due and payable as a result of, and following, an Event of Default in accordance with Section 2 hereof, the Company shall pay to the Purchaser the amount of interest that is not paid by the issuance of the Units in lieu of the Company issuing any fractional Units to the Purchaser.

Section 2.      Defaults.

          The occurrence of any of the following shall constitute an “Event of Default” under this Note:

          (a)      the Company shall fail to pay (i) when due any principal or interest payment hereof on the due date hereunder or (ii) any other payment required under the terms of this Note on the date due;

          (b)      the Company shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Note and such failure shall continue for ten (10) days after written notice thereof is delivered to the Company;

          (c)      any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of the Company to the Purchaser in writing in connection with this Note shall be false, incorrect, incomplete or misleading in any material respect when made or furnished;

          (d)      the Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing; or

          (e)      proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement.

Section 3.      Rights Of Purchaser Upon Default.

          Upon the occurrence or existence of any Event of Default and following the expiry of any applicable grace periods (other than an Event of Default referred to in Sections 2(e) hereof) and at any time thereafter during the continuance of such Event of Default, the Purchaser may, by written notice to the Company, declare all outstanding amounts payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 2(e) hereof, immediately and without notice, all outstanding amounts payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Purchaser may exercise any other right, power or remedy permitted to it by law, either by suit in equity or by action at law, or both.

Section 4.      Conversion.

          (a)      Purchaser Conversion. At any time, and from time to time, the Purchaser may, at its sole and exclusive option by delivering to the Company a conversion notice in the form attached hereto as Annex A (the “Conversion Notice”), convert all or any part of the principal (plus accrued but unpaid interest thereon) outstanding under this Note into units (the “Units”) at a conversion price per Unit of US$1.00 (the “Conversion Price”). Each Unit converted under this Note will consist of one fully paid and nonassessable share of Common Stock of the Company and one common share purchase warrant (the “Warrants”) in the form attached as Exhibit B to the Private Placement Subscription Agreement dated March 8, 2006 (the “Subscription Agreement”). As set out in the Subscription Agreement, each Warrant shall be non-transferable and shall entitle the holder thereof to purchase one additional share of Common Stock (each, a “Warrant Share”) at a price per Warrant Share of US$1.50 for a period of two (2) years commencing on the date of issuance of the Warrants. The Conversion Price shall be subject to adjustment as provided in Section 5 hereof. The Purchaser shall convert a minimum of US$10,000 of principal for any conversion pursuant to this Section 4(a).

          (b)      Mechanics and Effect of Conversion. No fractional Units shall be issued upon conversion of this Note. Upon the conversion of the entire principal outstanding under this Note, in lieu of the Company issuing any fractional Units to the Purchaser, the Company shall pay to the Purchaser the amount of outstanding principal that is not so converted. The Purchaser shall not be required to deliver the original Note in order to effect a conversion thereunder. Execution and delivery of the Conversion Notice shall have the same effect as cancellation of the original Note and issuance of a new Note representing the remaining outstanding principal amount. Upon surrender of this Note following one or more partial conversions, the Company shall promptly deliver to the Purchaser a new Note representing the remaining outstanding principal amount. At its expense, the Company shall, as soon as practicable but in no event more than ten

(10) business days after conversion of this Note pursuant to section 4, issue and deliver to the Purchaser at such principal office a certificate or certificates for the number of shares of Common Stock (the “Conversion Shares”) and for the number of Warrants, to which the Purchaser shall be entitled upon such conversion (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to the Company), together with any other securities and property to which the Purchaser is entitled upon such conversion under the terms of this Note.

          (c)      Reservation Of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of capital stock of the Company, solely for the purpose of effecting the conversion of this Note, such number of Conversion Shares and Warrant Shares as shall from time to time be sufficient to effect the conversion of this Note; and if at any time the number of authorized but unissued shares of capital stock of the Company shall not be sufficient to effect the conversion of this Note, the Company hereby covenants and agrees to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of capital stock to such number of shares as shall be sufficient for such purpose.

          (d)      Payment Of Expenses And Taxes On Conversion. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution, issuance and delivery of stock certificates, warrant certificates and new notes pursuant to this Section 4 hereof, except that, in the event such stock certificates, warrant certificates or new notes shall be registered in a name or names other than the name of the holder of this Note, funds sufficient to pay all stock transfer fees, which shall be payable upon the execution and delivery of such stock certificate or certificates or new notes, shall be paid by the holder thereof to the Company at the time of delivering this Note to the Company upon conversion.

Section 5.      Conversion Price Adjustments.

          (a)      Adjustment For Stock Splits And Combinations. If the Company shall at any time or from time to time after the date of original issuance of this Note (the “Date of Original Issue”) effect a subdivision or reverse stock split of the outstanding Common Stock, the Conversion Price in effect immediately before a subdivision shall be proportionately decreased, and, conversely, the Conversion Price in effect immediately before a reverse stock split shall be proportionately increased. Any adjustment under this Section 5(a) shall become effective at the close of business on the date the subdivision or reverse stock split becomes effective.

          (b)      Adjustment For Common Stock Dividends And Distributions. If the Company at any time or from time to time after the Date of Original Issue issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable solely in additional shares of Common Stock, the Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the sum of the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this Section 5(b) to reflect the actual payment of such dividend or distribution.

          (c)      Adjustments For Other Dividends And Distributions. If the Company at any time or from time to time after the Date of Original Issue issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock or in other property, in each such event provision shall be made so that the Purchaser shall receive upon conversion hereof, in addition to the number of shares of Common Stock receivable hereupon, the amount of securities of the Company or other property which such Purchaser would have received had this Note been converted into Common Stock on the date of such event and had it thereafter, during the period from the date of such event to and including the conversion date, retained such securities or other property receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section 5 with respect to the rights of the Purchaser or with respect to such other securities or other property by their terms. As used herein, the term “other property” does not include cash.

          (d)      Adjustment For Reclassification, Exchange And Substitution. If at any time or from time to time after the Date of Original Issue, the Common Stock issuable upon the conversion of this Note is changed into the same or a different number of shares of any class or series of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or reverse stock split or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 5), then in any such event the Purchaser shall have the right thereafter to convert this Note into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock into which this Note could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

          (e)      Certificate Of Adjustment. In each case of an adjustment or readjustment of the Conversion Price for the number of shares of Common Stock, Warrants or other securities issuable upon conversion of this Note, the Company, at its own expense, shall cause its Secretary or Treasurer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Purchaser at the Purchaser’s address as shown in the Company’s books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. No adjustment in the Conversion Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

          (f)      Notices Of Record Date. Upon (i) the establishment by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company with or into any other Company, or any transfer of all or substantially all the assets of the Company to any other person or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Purchaser at least 20 days prior to the record date specified therein a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities), shall be entitled to exchange their shares of Common Stock (or other securities), for securities or other property deliverable upon such reorganization, reclassification transfer, consolidation, merger, dissolution, liquidation or winding up.

Section 6.      Exchange or Replacement of Notes.

          (a)      The Purchaser may, at its option, in person or by duly authorized attorney, surrender this Note for exchange, at the principal business office of the Company, and receive in exchange therefore, a new Note in the same principal amount as the unpaid principal amount of this Note and bearing interest at the same annual rate as this Note, each such new Note to be dated as of the date of this Note and to be in such principal amount as remains unpaid and payable to such person or persons, or order, as the Purchaser may designate in writing; provided that any such transfer of this Note complies with all applicable securities laws.

          (b)      Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Note and (in the case of loss, theft or destruction) of an indemnity reasonably satisfactory to it, and upon surrender and cancellation of this Note, if mutilated, the Company will deliver a new Note of like tenor in lieu of this Note. Any Note delivered in accordance with the provisions of this Section 6 shall be dated as of the date of this Note.

Section 7.      Attorneys’ and Collection Fees.

          Should the indebtedness evidenced by this Note or any part hereof be collected at law or in equity or in bankruptcy, receivership or other court proceedings, the Company agrees to pay, in addition to the principal and interest due and payable hereon, all costs of collection, including reasonable attorneys’ fees and expenses, incurred by the Purchaser in collecting or enforcing this Note.

Section 8.      Waivers.

          The Company hereby waives presentment, demand for payment, notice of dishonor, notice of protest and all other notices or demands in connection with the delivery, acceptance, performance or default of this Note. No delay by the Purchaser in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise thereof, or the exercise of any other power or right hereunder or otherwise; and no waiver whatsoever or modification of the terms hereof shall be valid unless set forth in writing by the Purchaser and then only to the extent set forth therein.

Section 9.      Amendments.

          Subject to the provisions of the Purchase Agreement, this Note may not be amended without the express written consent of both the Company and the Purchaser.

Section 10.      Governing Law.

          This Note shall be deemed to be made under and shall be construed in accordance with the laws of the Province of British Columbia without giving effect to the principles of conflict of laws thereof.

Section 11.      Successors and Assigns.

          The rights and obligations of the Company and the Purchaser under this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties. Notwithstanding the foregoing, neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company, without the prior written consent of the Purchaser.

Section 12.      Notices.

          All notices, requests, demands and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party at its address or facsimile number set forth below or such other address or facsimile number as such party may hereafter specify by notice to the other parties listed below:

(a)	If to the Company:	Texola Energy Corporation
206 - 475 Howe Street
Vancouver, British Columbia
Canada V6C 2B3
Attention: Thornton Donaldson
Telephone: 604-488-0277
Facsimile: 604-488-0239

	with a copy to:	Clark Wilson LLP
Barristers and Solicitors
800-885 West Georgia Street
Vancouver, BC, Canada V6C 3H1
Attention: Virgil Z. Hlus, Esq.
Telephone: 604-687-5700
Facsimile: 604-687-6314

          (b)      If to the Purchaser: At the address shown on the signature page

Each such notice, request or other communication shall be effective (i) upon receipt (provided, however, that notices received on a Saturday, Sunday or legal holiday or after 5:00 p.m. on any other day will be deemed to have been received on the next business day), if given by legible facsimile transmission with proof from sender of confirmation of receipt, or (ii) if given by any other means, when delivered at the address specified in this Section 12.

Section 13.      No Rights of Stockholders.

          Except as otherwise provided herein, this Note shall not entitle the Purchaser to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

Section 14.      Entire Agreement.

          This Note represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Note may be amended only by an instrument in writing executed by the parties hereto.

Section 15.      Headings.

          The headings used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

Section 16.      Electronic Means

          Delivery of an executed copy of this Note by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Note as of the date hereinafter set forth.

Section 17.      Assignability

          This Note shall be binding upon the Company and its successors and shall enure to the benefit of the Purchaser and its successors. This Note is not assignable by the Purchaser without the express written consent of the Company.

Section 18.      Currency

          Unless expressly stated otherwise, all funds expressed in this Note are stated in United States dollars.

Section 19.      Restrictions on Shares

          The Conversion Shares issuable upon conversion of this Note and the Warrant Shares issuable upon exercise of the Warrants may not be sold or transferred unless (a) the Conversion Shares or the Warrant Shares, as applicable, first shall have been registered under the Securities Act and applicable state securities laws, or (b) the Company shall have been furnished with an opinion of legal counsel (in form, substance and scope customary for opinions in such circumstances) to the effect that such sale or transfer is exempt from registration requirements of the Securities Act, or (c) the Conversion Shares or Warrant Shares, as applicable, are sold under Rule 144 under the Securities Act. Except as otherwise provided in the Subscription Agreement dated March 8, 2006, each certificate for the Conversion Shares and the Warrant Shares issuable upon conversion of this Note or upon exercise of the Warrants, as applicable, that have not been so registered and that have not been sold under an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT.”

Upon the request of the Holder of a certificate representing any Conversion Shares issuable upon conversion of this Note or of a certificate representing any Warrant Shares issuable upon exercise of the Warrants, the Company shall remove the foregoing legend from the certificate and issue to the Purchaser a new certificate free of any transfer legend, (a) if without an effective registration statement with such request, the Company shall have received either (i) an opinion of counsel, in form, substance and scope customary for opinions in such circumstances, to the effect that any such legend may be removed from such certificate, or (ii) satisfactory representations from the Purchaser that the Purchaser is eligible to sell such security under Rule 144 or (b) a registration statement under the Securities Act covering the resale of such securities is in effect.

          IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by its duly authorized officer as of the date indicated below.

Date: March 8, 2006

TEXOLA ENERGY CORPORATION

By:	/s/ Thornton Donaldson
Name: Thornton Donaldson
Title: President, Secretary and Treasury

Note No.	1
Amount:	US$730,000
Purchaser Name:	Bulstrode International Inc.
Address:	Bleicherweg 14, P.O. Box 2724
Zurich, 8022 Switzerland
Telephone:
Facsimile:

ANNEX A

NOTICE OF CONVERSION

(To be executed by the Purchaser in order to Convert the Note)

TO:             TEXOLA ENERGY CORPORATION

          The undersigned hereby irrevocably elects to convert US$_______________________of the principal amount of the Note dated March 8, 2006 between the Company and Bulstrode International Inc., into shares of Common Stock of the Company and Warrants, according to the conditions stated therein, as of the Conversion Date written below. All capitalized terms used herein shall have the meanings assigned thereto in the Note.

Conversion Date:

Applicable Conversion Price:	US$

Amount to be converted:	US$

Number of Shares of Common
Stock to be issued:

Number of Warrants to be issued:

Amount of Note unconverted:	Principal: US$

Please issue the Shares of
Common Stock and the
Warrants in the following name
and to the following address:

Signature of the Holder:

Name:	Bulstrode International Inc.

Address:	Bleicherweg 14, P.O. Box 2724

Zurich, 8022 Switzerland

Phone Number:

A-1